UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 20, 2017

Giga-tronics Incorporated

(Exact Name of Registrant as Specified in Charter)

California	0-12719	94-2656341
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5990 Gleason Drive, Dublin, CA		94568
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code (925) 328-4650

                                           N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01      Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 20, 2017, the Company’s Board of Directors approved resolutions authorizing the Company to initiate delisting from the Nasdaq Stock Market. The decision to withdraw its listing from NASDAQ was taken following the Company's review and consideration of several factors including the likelihood of ongoing non-compliance with the NASDAQ listing requirements. The Board of Directors determined that the Company was unlikely to satisfy the requirements for a minimum share price of $1.00 and a minimum shareholders’ equity of $2,500,000 by the deadline of October 31, 2017, previously imposed by Nasdaq panel and that an orderly transition to the OTCQB is in the best interests of the Company and its shareholders. The Company notified the NASDAQ stock market of its intention to withdraw its ongoing appeal. The last trading day on the NASDAQ is expected to be on or around October 27, 2017.

We expect that our common stock will trade on the OTCQB Market beginning on or around October 30, 2017 under the ticker symbol GIGA. Participation in the OTCQB Market requires completion of an application process, which includes satisfying eligibility standards and financial metrics. We submitted our application on October 23, 2017.

Giga-tronics Inc. will remain a public company following the delisting and our shares will continue to trade publicly. We will continue to make SEC filings on Forms 10-K, 10-Q and 8-K, and we will remain subject to the SEC rules and regulations applicable to reporting companies under the Exchange Act. We will maintain an independent Board of Directors with an independent Audit Committee and provide annual financial statements audited by a Public Company Accounting Oversight Board (PCAOB) auditor and unaudited interim financial reports, prepared in accordance with U.S. generally accepted accounting principles (GAAP).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 25, 2017	GIGA-TRONICS INCORPORATED

By: /s/ Temi Oduozor Corporate Controller (Principal Accounting & Financial Officer)